                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                        STANDARD MICROSYSTEMS CORPORATION
         -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
         -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                       STANDARD MICROSYSTEMS CORPORATION
                             ---------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 11, 2001
                            ------------------------

To the Stockholders of
  STANDARD MICROSYSTEMS CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Standard Microsystems Corporation ("SMSC") will be held on July 11, 2001, at 10:00 A.M., at Chase Conference Center, 270 Park Avenue, 11th Floor, New York, New York for the following purposes:

        (1) Elect directors.

        (2) Adopt and approve amendments to the Plan for Deferred Compensation in Common Stock for Outside Directors;

        (3) Adopt and approve the 2001 Director Stock Option Plan.

        (4) Adopt and approve the 2001 Stock Option and Restricted Stock Plan;

        (5) Ratify the selection of Arthur Andersen LLP as independent public accountants for SMSC for the fiscal year ending February 28, 2002.

        (6) Transact such other business as may properly come before the meeting or any adjournment thereof.

    In accordance with the bylaws of SMSC, the board of directors has fixed the close of business on May 17, 2001 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.

                                          By order of the Board of Directors,

                                          /s/ David C. Fischer

                                          DAVID C. FISCHER
                                          SECRETARY

Dated: May 31, 2001

  AFTER READING THE FOLLOWING PROXY STATEMENT, TO VOTE BY PHONE, PLEASE CALL 1-800-PROXIES, AND FOLLOW THE RECORDED INSTRUCTIONS. TO VOTE BY INTERNET, PLEASE ACCESS THE WEB PAGE AT "WWW.VOTEPROXY.COM" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER, SET FORTH ON THE ENCLOSED PROXY, AVAILABLE WHEN YOU VOTE BY PHONE OR ACCESS THE WEB PAGE. TO VOTE BY MAIL, PLEASE SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       STANDARD MICROSYSTEMS CORPORATION
                                 80 ARKAY DRIVE
                           HAUPPAUGE, NEW YORK 11788
                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                 ANNUAL MEETING OF STOCKHOLDERS, JULY 11, 2001

    This statement is furnished in connection with the solicitation of proxies by the board of directors of Standard Microsystems Corporation, a Delaware corporation ("SMSC"), for use at the annual meeting of stockholders of SMSC to be held on July 11, 2001 and at any adjournment thereof. The approximate date on which this statement and the accompanying proxy are first being mailed to stockholders is May 31, 2001.

                             ELECTION OF DIRECTORS

    At the annual meeting, three directors are to be elected for terms expiring in 2004.

NOMINEES OF THE BOARD OF DIRECTORS

    The persons named in the proxy hereby solicited intend to vote for the election as directors the three nominees of the board who are named below, unless otherwise specified in the proxy. Should any nominee become unable to accept nomination or election (which is not anticipated), the persons designated as proxies intend to vote for the election of any remaining nominee and for any substitute nominee as the board may designate.

    Set forth below is certain information with respect to each nominee and each other person whose term as a director will continue after the annual meeting:

                              OTHER POSITIONS WITH SMSC, PRINCIPAL OCCUPATION, CERTAIN OTHER   DIRECTOR
NAME                                     DIRECTORSHIPS AND AGE AS OF MAY 17, 2001               SINCE
----                          --------------------------------------------------------------  ----------
NOMINEES TO SERVE UNTIL THE 2004 ANNUAL MEETING:
James R. Berrett............  Retired corporate executive; until January 1996, Office of the     1996
                                Chairman and Chief Operating Executive of NEC Corporation,
                                manufacturer of computers, telecommunications products, and semiconductors; 61
Andrew M. Caggia............  Senior Vice President and Chief Financial Officer; 52              2001
Ivan T. Frisch..............  Executive Vice President and Provost, Polytechnic University;      1992
                                63

DIRECTORS TO SERVE UNTIL THE 2003 ANNUAL MEETING:
Robert M. Brill.............  General Partner, Newlight Associates, L.P., General Partner,       1994
                                Poly Ventures II, L.P., venture capital investment in high technology; Director, Level 8 Systems, Inc.; 54
James J. Boyle..............  Chairman and President, Cardinal Resources, Inc., independent      2000
                                oil and gas producer; Trustee, Alvernia College; Councilor,
                                American Geographical Society, The New Ireland Fund, Inc,
                                (NYSE); 61

DIRECTORS CONTINUING TO SERVE UNTIL THE 2002 ANNUAL MEETING:
Steven J. Bilodeau..........  Chairman, President and Chief Executive Officer; 42                1999
Peter F. Dicks..............  Corporate Director; Directorships include, among others,        1992; also
                                Enterprise Capital Trust, Polar Capital Technology Trust,     1976-1991
                                Foreign & Colonial Ventures Trust, Sportingbet.com (UK) Plc,
                                Gartmore Fledging Index Trust; 58

    The principal occupation for the last five years of each nominee and director continuing in office is stated above, except that (1) Mr. Bilodeau was employed by Robotic Vision Systems Inc. ("RVSI") as President of the Semiconductor Equipment Group, which supplies inspection equipment to the semiconductor industry, between 1996 and 1998 and prior thereto was an Executive Vice President of RVSI, and (2) Mr. Caggia was employed as Senior Vice President and Chief Financial Officer of General Semiconductor, Inc., between July 1997 and February 2000 and prior thereto was Senior Vice President of Finance of General Instrument Corporation's Power Semiconductor Division.

COMMITTEES AND MEETINGS OF THE BOARD

    SMSC's board of directors held five meetings during the last fiscal year. Its audit committee held six meetings, its compensation committee held three meetings, and its corporate governance committee held one meeting. The members of the audit committee are Robert M. Brill, Peter F. Dicks, and Ivan T. Frisch; the members of the compensation committee are James R. Berrett, Peter F. Dicks, and Ivan T. Frisch; and the members of the corporate governance committee are James R. Berrett, James J. Boyle, and Robert M. Brill.

    The audit committee reviews SMSC's internal controls and the objectivity of SMSC's financial reporting. It meets with appropriate SMSC financial personnel and SMSC's independent public accountants in connection with these reviews. It recommends to the board the appointment of the firm of independent public accountants, subject to ratification by the stockholders at the annual meeting, to serve as auditors for the following year. The audit committee has adopted a charter, a copy of which is attached as Exhibit A. Members of the audit committee are independent, within the meaning of Rule 4200(a)(15) of the NASD Marketplace Rules.

    The compensation committee makes recommendations to the board with respect to the compensation of SMSC's officers. Members of the compensation committee also constitute the committees that administer SMSC's employee stock option plans and restricted stock bonus plan.

    Among other responsibilities, the corporate governance committee recommends criteria and qualifications for nominations for director, identifies possible candidates, and recommends to the board for nomination those whom the committee deems best qualified. The corporate governance committee will consider recommendations for director nominations made by stockholders. Stockholder recommendations should be in writing and mailed to the Secretary of SMSC.

AUDIT COMMITTEE REPORT

    The audit committee has reviewed SMSC's audited financial statements as of and for the year ended February 28, 2001 and discussed them with SMSC's management. In connection with its review, the audit committee discussed with Arthur Andersen LLP, SMSC's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
Section 380); received the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees); and discussed with Arthur Andersen its independence. Based on its review and these discussions, the audit committee recommended to SMSC's board of directors that the audited financial statements be included in SMSC's Annual Report on Form 10-K for the year ended February 28, 2001.

    By the audit committee:         Robert M. Brill         Peter F. Dicks
        Ivan T. Frisch

VOTING SECURITIES OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The management of SMSC has been informed that, as of May 17, 2001, the persons and groups identified in the table below, including all directors, nominees and executive officers, owned beneficially, within the meaning of Securities and Exchange Commission ("SEC") Rule 13d-3, the shares of SMSC common stock reflected in such table. As of May 17, 2001, each director, nominee or executive officer of SMSC disclaims beneficial ownership of securities of any subsidiary of SMSC. Except as otherwise noted, the named beneficial owner claims sole investment and voting power as to the securities reflected in the table.

                                                        NUMBER OF      PERCENT
BENEFICIAL OWNER                                          SHARES       OF CLASS
------------------------------------------------------  ----------     --------
James R. Berrett......................................      59,754(1)       *
Steven J. Bilodeau....................................     196,464(2)    1.21
Robert M. Brill.......................................      50,706(3)       *
James J. Boyle........................................     168,944(4)    1.05
Andrew M. Caggia......................................      67,436(5)       *
Peter F. Dicks........................................      66,892(6)       *
Ivan T. Frisch........................................      58,494(7)       *
George W. Houseweart..................................     100,748(8)       *
Eric M. Nowling.......................................      69,810(9)       *
All directors and executive officers as a group
  (9 persons).........................................     839,248(10)   5.05
Dimensional Fund Advisors Inc.
  1299 Ocean Ave.
  11th Floor
  Santa Monica, CA 90401..............................   1,039,400(11)   6.26
Intel Corporation
  2200 Mission College Boulevard
  Santa Clara, CA 95052-8119..........................   1,542,506(12)   9.29
Citigroup Inc.
  153 East 53rd Street
  New York, NY 10043
        and
Salomon Brothers Holding Company Inc., Salomon Smith
Barney Inc., and Salomon Smith Barney Holdings Inc.
  388 Greenwich Street
  New York, NY 10013..................................   4,313,181(13)  25.98

------------------------

*   Less than 1%.

 (1) Includes 7,500 shares owned by the James R. Berrett Trust, 41,666 shares covered by currently exercisable options and 4,594 phantom share units pursuant to SMSC's Plan for Deferred Compensation in Common Stock for Outside Directors (the "Deferred Compensation Plan").

 (2) Includes 170,000 shares covered by currently exercisable options.

 (3) Includes 33,332 shares covered by currently exercisable options and 9,188 phantom share units pursuant to the Deferred Compensation Plan.

 (4) Includes shares held by various entities of which Mr. Boyle is the sole owner or beneficiary, 8,334 shares covered by currently exercisable options, and 1,794 phantom share units pursuant to the Deferred Compensation Plan.

 (5) Includes 50,000 shares covered by currently exercisable options.

 (6) Includes 33,332 shares covered by currently exercisable options and 4,594 phantom share units pursuant to the Deferred Compensation Plan.

 (7) Includes 33,332 shares covered by currently exercisable options and 4,594 phantom share units pursuant to the Deferred Compensation Plan.

 (8) Includes 4,600 shares owned jointly with spouse, 1,000 shares owned by spouse, and 26,799 shares covered by currently exercisable options.

 (9) Includes 53,784 shares covered by currently exercisable options.

(10) Includes 450,579 shares covered by currently exercisable options and 24,764 phantom share units pursuant to the Deferred Compensation Plan.

(11) Information is furnished in reliance on Schedule 13G dated February 2, 2001 of the named person, filed with the SEC.

(12) Information is furnished in reliance on Amendment No. 1 to Schedule 13D dated March 22, 2000 of the named person, filed with the SEC.

(13) Voting power and investment power are shared as to all shares. Information is furnished in reliance on Amendment No. 5 to Schedule 13G dated
     January 29, 2001 of the named persons, filed with the SEC.

EXECUTIVE COMPENSATION

    The following table sets forth all plan and non-plan compensation for services rendered by the named executive officers in all capacities to SMSC and its subsidiaries during the three years ended February 28, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                                      ------------------------------
                                                                                          SHARES OF
                                         ANNUAL COMPENSATION(1)                             STOCK
                                     ------------------------------    RESTRICTED        UNDERLYING
                                      FISCAL     SALARY     BONUS        STOCK             OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR       ($)        ($)      AWARDS($)(2)       GRANTED(#)    COMPENSATION($)(3)
-----------------------------------  --------   --------   --------   ------------       -----------   ------------------
Steven J. Bilodeau.................    2001      410,000    328,000     123,000            120,000          317,563(4)
  Chairman, Chief Executive Officer    2000      371,000    280,000      -0-               280,000          163,804
  and President
Andrew M. Caggia...................    2001      250,000    125,000      31,250             -0-              18,130
  Senior Vice President                2000        9,615     50,000      -0-               200,000          205,804
  and Chief Financial
  Officer
George W. Houseweart...............    2001      247,722     20,007     164,538(5)          35,000           15,294
  Senior Vice President and General    2000      239,700     37,512      12,600             40,000            4,247
  Counsel                              1999      239,700     29,483      -0-                25,000            5,396
Eric M. Nowling....................    2001      171,600      8,000      28,530             -0-              15,253
  Vice President and Controller        2000      171,600     -0-         15,000             50,000            4,404
                                       1999      171,600     -0-         -0-                35,000            4,941

------------------------

(1) Excludes perquisites and other personal benefits aggregating less than the lesser of $50,000 or 10% of the total salary and bonus reported for the named person.

(2) Restricted stock awards vest on each of the first and second anniversaries of the grant date, to the extent of one-quarter of the shares awarded, and on the third anniversary as to the remaining balance. Holders of restricted stock awards are entitled to dividends to the same extent as owners of unrestricted shares. No other named executive officer held restricted stock as of February 28, 2001. The number of shares granted to each executive officer as restricted stock awards are as follows:

                                                                2001       2000       1999
                                                              --------   --------   --------
Steven J. Bilodeau..........................................   8,339          0        0
Andrew M. Caggia............................................   2,119          0        0
George W. Houseweart........................................   8,431      1,694        0
Eric M. Nowling.............................................   1,881      2,017        0

    As of February 28, 2001, the market value of each executive officer's holdings of restricted stock was as follows: George W. Houseweart, $145,800, Eric Nowling, $44,709. No other executive officer held restricted stock as of February 28, 2001.

(3) Reflects SMSC contributions under SMSC's Incentive Savings and Retirement Plan, automobile allowances, and life insurance.

(4) Includes forgiveness of loan SMSC made to Mr. Bilodeau in fiscal 2000 to help him buy a home in Hauppauge NY and a bonus to offset the income tax effect of such forgiveness totaling $292,000, automobile allowance and life insurance.

(5) Includes a Restricted Stock Award of 5,502 shares, valued at $120,000, granted upon cancellation of an agreement between Mr. Houseweart and SMSC whereby Mr. Houseweart was entitled to receive specified percentages of certain SMSC licensing revenues or revenues from sales of products manufactured and/or sold by SMSC pursuant to certain second-sourcing, technology transfer or other agreements with SMSC licensees.

    Mr. Bilodeau and SMSC entered into an employment agreement as of March 18, 1999, pursuant to which Mr. Bilodeau will be employed as President and Chief Executive Officer of SMSC until March 18, 2002. Mr. Bilodeau currently receives an annual base salary of $410,000.

    Mr. Caggia and SMSC entered into an employment agreement as of January 7, 2000, pursuant to which Mr. Caggia will be employed as Senior Vice President and Chief Financial Officer of SMSC until February 14, 2003. Mr. Caggia's current annual base salary is $250,000. To the extent the options granted by SMSC to Mr. Caggia during his employment term do not achieve a potential value before taxes of at least $463,000 before February 16, 2004, SMSC will pay Mr. Caggia the shortfall in ten equal quarterly installments.

    These employment agreements also provide for:

    - automatic extensions for one-year periods after the initial term, unless either party elects not to extend the term by providing at least six months prior notice to the other;

    - bonuses determined in accordance with SMSC's executive incentive compensation policy described below;

    - early termination by the executive following a change in control of SMSC, and, in the case of Mr. Bilodeau, if SMSC's stockholders fail to elect him as a director of SMSC;

    - upon termination of executive's employment by SMSC other than for cause, immediate vesting of certain stock options, stock grants and deferred compensation, an amount equal to one year's base salary, pro-rated bonus for the fiscal year in which the termination occurs, and paid coverage for life and group health insurance for 18 months or until the executive sooner obtains full-time employment;

    - such benefits as are provided generally to SMSC's senior executive officers;

    - vesting under the below described Executive Retirement Plan of 50% after five years and the remaining 50% ratably over the next five years; and

    - customary provisions regarding assignment of inventions, trade secrets, works of authorship, nondisclosure and noncompetition by the executive.

    For recent fiscal years, SMSC implemented plans to pay certain of its executives, including executive officers named in the preceding table, incentive compensation, based on financial performance of SMSC and achievement of strategic goals, as determined by the compensation committee of the board of directors. Part of such incentive compensation was paid in the form of restricted stock awards, as set forth in the table. The board of directors has authorized a similar arrangement for fiscal 2002.

    Under SMSC's Executive Retirement Plan, officers, including executive officers, whose employment terminates, generally after 10 years of continuous service or by reason of total and permanent disability (or the beneficiary of a deceased participant), are entitled to receive, for 10 years, in equal monthly installments, beginning at age 65 or such officer's later retirement date, an annual benefit equal to 35% of the participant's Base Annual Salary, as defined in the plan. As of March 1, 2001, the annual benefit that would be payable to each of the executive officers named in the table on reaching age 65 is as follows (assuming full vesting in the case of Messrs. Bilodeau and Caggia): Steven J. Bilodeau, $136,675; Andrew M. Caggia, $87,500; George W. Houseweart $84,702; Eric M. Nowling, $60,060.

    The following table sets forth information regarding individual grants of stock options to the named executive officers during the 2001 fiscal year. Options generally become exercisable in four equal annual installments commencing on the first anniversary of grant and may be exercised cumulatively at any time before expiration.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL REALIZABLE VALUE
                                                    % OF TOTAL                                    AT ASSUMED ANNUAL RATES
                                   NUMBER OF      SHARES SUBJECT                                      OF STOCK PRICE
                                  SECURITIES        TO OPTIONS                                    APPRECIATION FOR OPTION
                                  UNDERLYING        GRANTED TO       EXERCISE                              TERM
                                OPTIONS GRANTED    EMPLOYEES IN        PRICE       EXPIRATION   ---------------------------
EXECUTIVE OFFICER                (# OF SHARES)     FISCAL YEAR     ($ PER SHARE)      DATE         5%($)          10%($)
------------------------------  ---------------   --------------   -------------   ----------   ------------   ------------
Steven J. Bilodeau............      120,000            7.59            14.09          4/4/10      1,063,561      2,695,274
George W. Houseweart..........        5,000             .32            14.09          4/4/10         44,315        112,303
                                     30,000            1.90            23.88         11/8/10        450,446      1,141,518

    The following table sets forth aggregate information concerning stock option exercises during fiscal 2001 by each of the named executive officers, together with the year-end values of unexercised options.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                        NUMBER OF
                                                                  SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                                   UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                                  AT FISCAL YEAR-END(#)         AT FISCAL YEAR-END($)
                               SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
NAME                           ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------  ---------------   -----------   -----------   -------------   -----------   -------------
Steven J. Bilodeau...........          -0-              --        70,000        330,000        586,250       1,950,030

Andrew M. Caggia.............          -0-              --        50,000        150,000        100,000         300,000

George W. Houseweart.........        3,818           6,850        19,299         87,500        126,552         421,537

Eric M. Nowling..............          -0-              --        44,783         70,503        281,140         545,427

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The compensation committee of the board of directors is composed entirely of outside directors and is responsible for developing and making recommendations to the board of directors with respect to compensation of SMSC's officers, directors and certain other employees, as well as any bonuses for officers.

    The committee has developed and implemented compensation programs that seek to enhance the profitability of SMSC and improve stockholder value by closely aligning the financial interests of SMSC's senior management team with those of its stockholders. A significant part of each executive's compensation depends on appreciation of SMSC's common stock. Each executive's compensation is composed of two elements: (1) current compensation composed of base salary and cash bonuses and (2) long-term compensation tied directly to stockholder value, composed of restricted stock awards and stock options.

    Base pay is designed to be competitive with salary levels at similar industry companies for equivalent positions. From time to time, the committee utilizes independent consultants or survey information to ensure that executive salaries are within a competitive range. Each executive is eligible to receive an annual incentive bonus.

    Long-term compensation is tied directly to stockholder return. Under the current program, executives have typically received stock options that vest over four years and restricted stock awards that vest over either three or four years. The purposes of this program are to motivate SMSC's executives to enhance

SMSC's market capitalization and hence, its stockholders' return, and to create an incentive for the executive to remain with SMSC.

    Base salary and additional compensation for certain of the named executive officers are fixed by employment agreement, as described following the Summary Compensation Table.

    Section 162(m) of the Internal Revenue Code limits to $1,000,000 the amount of "applicable employee remuneration" deductible by SMSC for "covered" employees for any taxable year. No policy has been adopted with respect to Section 162(m) of the Code for executive officers, since their "applicable employee remuneration" levels are not expected to exceed $1,000,000. It is the committee's policy to the extent feasible, to keep compensation within the deductible limits.

By the compensation committee:  James R. Berrett  Peter F. Dicks  Ivan T. Frisch

PERFORMANCE GRAPH

    The following line graph compares cumulative total stockholder return for SMSC common stock, the Center for Research in Security Prices ("CRSP") Total Return Index for Nasdaq Stock Market (US Companies) and the CRSP Total Return Index for Nasdaq Computer Manufacturers Stocks, assuming an investment of $100 in each in February 1996 and the monthly reinvestment of dividends. The performance shown on the graph is not necessarily indicative of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Five-Year Cumulative Total Returns Graph Data

 DATE     SMSC    NASDAQ MARKET  NASDAQ COMPUTER MANUFACTURERS

2/29/96  $100.00        $100.00                        $100.00

2/28/97   $54.40        $119.30                        $113.58

2/27/98   $60.80        $163.00                        $181.25

2/26/99   $52.80        $212.32                        $331.12

2/29/00  $102.80        $433.71                        $796.96

2/28/01  $100.40        $197.64                        $310.35

    Pursuant to SEC rules, the material under the caption Audit Committee Report and under the caption Board Compensation Committee Report on Executive Compensation through and including the line graph and related explanatory material is not to be deemed either "soliciting material" or "filed" with the SEC. It is specifically excluded from any material incorporated by reference in SMSC filings under the

Securities Act of 1933 or Securities Exchange Act of 1934, whether such filings occur before or after the date of this proxy statement and notwithstanding anything to the contrary set forth in any such filing.

                            ------------------------

DIRECTOR COMPENSATION

    Directors who are not officers of SMSC receive an annual basic retainer of $20,000 and committee members receive an additional annual retainer of $2,000 per committee.

    SMSC's Plan for Deferred Compensation in Common Stock for Outside Directors provides for deferred payment, at the election of the director, of 100%, or 50% of such director's annual retainer, in shares of SMSC common stock. The deferred amount is payable in cash or stock, at the election of the director, when the director ceases to be a director for any reason, or in cash only, upon the occurrence of a change in control of SMSC. An amendment of the plan is being submitted to stockholders. See Changes in Directors' Compensation Plans.

    Under SMSC's 1994 Director Stock Option Plan, options to purchase an aggregate of 250,000 shares of SMSC common stock were authorized for grant to directors who are not employees of SMSC or any subsidiary of SMSC. Pursuant to the plan, each eligible director upon initial election automatically was granted a vesting option to purchase 25,000 shares. Vesting options become exercisable to the extent of one-third of the number of shares granted on each of the first three anniversaries of the date of grant. Each eligible director incumbent for at least three years automatically was granted an immediately exercisable option to purchase 8,333 shares following each annual meeting of stockholders. The per share exercise price of each option equals the fair market value of a share of the common stock on the date of grant. In general, options are not transferable. Options expire ten years after grant, or, if earlier, three years after the holder ceases to be a director. During fiscal 2001, the 1994 plan terminated, except with respect to outstanding options.

    SMSC's Retirement Plan for Directors provided for the payment to each retired director, for a maximum of 10 years after retirement, of an amount equal to the director's retainer in effect at his or her retirement, for service on the board and on each board committee of which he or she was then a member. Accruals under the plan terminated effective January 1, 2001. See Changes in Directors' Compensation Plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In connection with the sale to Intel Corporation ("Intel") of 1,542,506 shares of SMSC common stock in March 1997 at $9.50 per share, SMSC granted Intel a three-year warrant covering 1,542,606 shares at $10.45 per share until March 18, 1998, $11.40 per share between March 18, 1998 and March 18, 1999, and $12.35 per share between March 18, 1999 and March 18, 2000. In March 2000, Intel exercised the warrant in accordance with its net exercise provision. Intel received 200,284 shares of SMSC common stock upon the exercise, which SMSC repurchased for $1,928,000. In connection with an investment in SMSC made by Intel Corporation in 1997, SMSC and Intel entered into an Investors Rights Agreement, pursuant to which Intel (a) has the right to (1) designate an observer to attend meetings of SMSC's board of directors or a representative for election to SMSC's board; (2) require SMSC to register Intel's SMSC common stock for sale pursuant to the Securities Act of 1933; and (3) buy additional shares of SMSC common stock from SMSC pursuant to a right of first refusal or to maintain its percentage ownership of SMSC common stock; and (b) is prohibited from acquiring more than 25% of SMSC's outstanding common stock (subject to certain exceptions). The agreement gives SMSC a right of first refusal respecting sales by Intel of its SMSC common stock.

    In September 1999, SMSC entered into a technology exchange agreement with Intel which is intended to accelerate SMSC's development of value-added chipset solutions that support Intel microprocessors in personal computer and embedded applications. As part of this agreement, SMSC gains access to Intel's complete line of current and future memory controllers and firmware hub devices. SMSC's chipset products will include complete solutions comprised of Intel's leading performance memory controllers and SMSC's own value-added I/O controllers, and in some applications, super I/O devices and Intel firmware hub devices.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on a review of copies of reports and written representations furnished to SMSC by its executive officers and directors, SMSC believes that all reports required to be filed by its executive officers and directors in the 2001 fiscal year were filed timely, except that Mr. Boyle reported one transaction late.

                      CHANGES IN BOARD COMPENSATION PLANS

    Based on a study conducted during the fiscal year, SMSC's board of directors determined that the compensation package for non-employee directors should be changed. The changes reduce cash compensation and other entitlement-like payments and increase the opportunity to participate in increases in the value of SMSC stock. As such, the board believes that these changes better align the directors' interests with those of the shareholders. The specific changes are as follows:

    - the annual retainer was reduced from $25,000 to $20,000; the committee retainer was reduced from $3,500 to $2,000; and per meeting fees were eliminated.

    - Options earned by each non-employee director were increased from 8,333 shares per year to 12,000 shares per year. See 2001 Director Stock Option Plan below.

    - Subject to stockholder approval, the Plan for Deferred Compensation in Common Stock for Outside Directors was amended to include committee retainers; and directors are required, within two years after joining the board, to own SMSC common stock in value equal to at least two years' annual retainer.

    - Accruals under the directors' retirement plan were discontinued, as of January 1, 2001, and each director was given an election to receive the accrued quarterly cash benefit following the director's actual retirement or to receive a three-year restricted stock award of a number of shares having a value equal to the approximate present value of the cash benefit on January 2, 2001. Accordingly, the following directors received the indicated number as shares: Peter F. Dicks 8,966; Robert M. Brill, 8,186; Ivan T. Frisch, 10,068; and James J. Boyle, 1,216.

    The board of directors believes that adoption by stockholders of the amendments to the plan for Deferred Compensation in Common Stock for Outside Directors and the 2001 Director Stock Option Plan is desirable to encourage ownership in SMSC by non-employee directors, whose serviced are considered essential to SMSC's continued progress, by providing a further incentive to continue to serve as directors and through utilization of the incentives provided by the plan, to attract and retain experienced and qualified candidates to fill vacancies on the board of directors which may occur in the future.

DEFERRED COMPENSATION PLAN

    Currently, under the Plan for Deferred Compensation in Common Stock for Outside Directors, each non-employee director elects to defer receipt of either 100% or 50% of the director's annual retainer (currently $20,000). For each fiscal quarter of service on the board, there is credited to each director's account a number of phantom share units equal to one-quarter of the amount of the deferred retainer divided by the market price of a share of SMSC common stock on the last day of the fiscal quarter. Each director's interest in the director's account is nonforfeitable. Upon termination of the director's service as such, the director is entitled to receive, at the director's election, either a number of shares of common stock equal to the number of phantom share units in the director's account or cash in amount equal to the market value of that number of shares of common stock.

    Subject to stockholder approval, the board has amended the plan so that each director's deferral election will include each committee retainer ($2,000 per year) to which the director is entitled, as well as the director's annual retainer.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THESE AMENDMENTS TO THE PLAN FOR DEFERRED COMPENSATION IN COMMON STOCK FOR OUTSIDE DIRECTORS.

2001 DIRECTOR STOCK OPTION PLAN

    Under the 2001 Director Stock Option Plan, options to purchase an aggregate of not more than 250,000 shares of SMSC common stock may be granted from time to time to directors who are not employees of SMSC or any subsidiary. Under the plan, each eligible director first elected after the 2001 annual meeting of stockholders, at the time of election, will be granted a vesting option to purchase 36,000 shares of Common Stock. Vesting options become exercisable to the extent of one-third of the number of shares granted on each of the first three anniversaries of the date of grant or upon the earlier retirement, permanent disability, or death of the director or change in control of SMSC. The per share exercise price of each option equals the fair market value of a share of the common stock on the date of grant. Immediately following each annual meeting of stockholders, an immediately exercisable 12,000-share current service option will be granted to each eligible director who at that time has been a director for at least three years. Any eligible director first elected before January 1, 2001 who is not eligible to receive a current service option following the 2001 annual meeting of stockholders will receive a vesting option to purchase 7,686 shares of SMSC common stock as of December 29, 2000. Accordingly, if stockholders approve the plan, immediately following the annual meeting, a 12,000-share current service option exercisable at the closing price of a share of SMSC common stock on the date of the meeting will be granted to each of Messrs. Berrett, Brill, Dicks, and Frisch, and a 7,686-share vesting option exercisable at $20.25 per share will be granted to Mr. Boyle.

    In general, options are not transferable. Each option expires upon the earlier of (i) ten years after grant, or (ii) three years after the holder ceases to be a director. The exercise price may be paid in cash or with SMSC common stock.

    The plan is to be administered by the board of directors. The board is generally empowered to interpret the plan, to prescribe, amend and rescind rules and regulations relating to it, and to determine the terms and provisions of the respective option agreements. The board may amend, suspend, or terminate the plan, except that, without approval of the stockholders, no amendment may change the number of shares subject to the plan, change the eligibility provisions, or materially increase the benefits accruing to participants under the plan. Provisions relating to eligibility, the number of shares subject to grant, or exercise price may not be amended more frequently than every six months, except to comply with law.

    The federal income tax consequences of grant, receipt, and exercise of stock options under the 2001 Directors Stock Option Plan are the same as those described under 2001 Stock Option Plan--Tax Consequences in respect of employee stock options that are not ISOs. A recent price quotation for SMSC common stock immediately precedes that caption.

    The plan is set forth as Exhibit B to this proxy statement.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2001 DIRECTOR STOCK OPTION PLAN.

                  2001 STOCK OPTION AND RESTRICTED STOCK PLAN

    SMSC's board of directors has adopted the 2001 Stock Option and Restricted Stock Plan, subject to stockholder approval. The board of directors believes that the plan is desirable to attract and retain executives and other key employees and consultants of outstanding ability.

    Under the plan, awards of restricted common stock and options to purchase common stock covering not more than 1,500,000 shares in total may be granted from time to time to salaried employees of SMSC or any subsidiary of SMSC, including executive officers, or individuals, excluding nonemployee directors, who are consultants to SMSC.

    If the 2001 Stock Option and Restricted Stock Plan is approved, SMSC will cancel its current Restricted Stock Bonus Plan. As of May 17, 2001 there were 189,987 shares remaining unissued under the Restricted Stock Bonus Plan.

    The number of shares subject to options granted to a single individual during any fiscal year may not exceed 120,000. Approximately 500 persons, including four executive officers, are expected to be eligible to participate in the plan.

    The plan authorizes awards, to management employees, of shares of SMSC stock that may not be transferred, and are subject to forfeiture upon termination of employment with SMSC, until such restrictions lapse. Unless the committee otherwise determines in respect of a particular award, the restrictions lapse as to 25% of the shares awarded on each of the first and second anniversaries of the date of grant, and the restrictions lapse as to the remaining 50% of the shares on the third anniversary of the date of grant, or upon the earlier death or disability of the employee while employed by SMSC. The awards are made primarily as sign-on bonuses and in part payment of bonuses under SMSC's Management Incentive Bonus Plan, which are earned if SMSC achieves quarterly financial or other strategic objectives, or the employee meets other goals, set by the compensation committee or SMSC's CEO. Approximately 40 employees were eligible to receive restricted stock awards in fiscal year 2001.

    The plan is to be administered by the 2001 stock option and restricted stock plan committee. The committee may in general exercise all of the powers of the board in relation to the plan. The committee is generally empowered to interpret the plan, to prescribe rules and regulations relating thereto, to determine the terms of option and restricted stock agreements, to amend them with the consent of the optionee, to determine the optionees to whom options are to be granted, and to determine the number of shares subject to each option granted.

    The per share exercise price of each option is established by the 2001 stock option and restricted stock plan committee and in each instance will not be less than the fair market value of a share of common stock on the date the option is granted (110% of fair market value on the date of grant of an ISO (as hereinafter defined) if the optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of SMSC or any of its subsidiaries). Upon exercise of an option, the optionee may pay the purchase price with cash and, unless the 2001 stock option and restricted stock plan committee shall otherwise determine, securities of SMSC previously acquired by the optionee (excluding restricted stock).

    Options will be exercisable for a term determined by the 2001 stock option plan committee, which term will not be greater than 10 years from the date of grant. Unless otherwise provided in an option agreement, generally, an option will have a ten-year term and become fully exercisable four years after the date of grant. Prior thereto, each option will become exercisable, as to one-quarter of the number of shares covered thereby, cumulatively upon each anniversary of the date of the grant. Except in the event of certain terminations of employment or death or permanent and total disability, no option granted to an employee may be exercised unless the holder is then an employee of SMSC or a subsidiary. Any impact on the exercisability of options granted to a consultant of the termination of the optionee's consultancy relationship with SMSC will be specified in the option agreement. Options will not be transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

    Options granted pursuant to the plan may be designated as incentive stock options ("ISOs"), with the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986 (the "Code"). Accordingly, the plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of SMSC and any subsidiary) may not exceed $100,000.

    Shares subject to the plan may be either authorized but unissued shares or issued shares reacquired by SMSC. The number of shares subject to each option and the exercise price of options are subject to adjustment as the board considers appropriate in the event of changes in the outstanding common stock by reason of stock dividends, recapitalizations, mergers, and similar events. In the event of certain basic changes in SMSC, including a change in control of SMSC, in the discretion of the board, each option shall become fully exercisable, regardless of whether any installment is then exercisable and restrictions on shares subject to restricted stock awards lapse.

    The board of directors may suspend, terminate, modify or amend the plan, provided, however, that (except for adjustments by reason of stock dividends, recapitalizations, mergers, and similar events) any increase in the aggregate number of shares subject to the plan, any reduction in the purchase price of the common stock covered by any option, any extension of the period during which options or awards may be granted, any increase in the maximum term of options, and any material modification in the requirements as to eligibility for participation in the plan shall be subject to the approval of stockholders. No suspension, termination, modification or amendment of the plan may, without the consent of the plan participant, adversely affect the participant's rights under an option or award theretofore granted.

    No option or award may be granted under the plan after April 3, 2011.

    On May 17, 2001, the closing sale price reported on the Nasdaq National Market for SMSC common stock was $13.35 per share.

    The plan is set forth as Exhibit C to this proxy statement.

TAX CONSEQUENCES

    SMSC has been advised as follows regarding the federal income tax consequences with respect to the grant of the award and the grant and exercise of stock options and the payment in stock of the exercise price of options under the plan. Grantees of restricted stock generally do not recognize income at the time of a restricted stock grant. Grantees are taxed, at ordinary income tax rates, when the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the stock at such time, less the amount paid, if any, for the stock. Alternatively, the grantee of restricted stock may elect to recognize income at the time of the grant of the stock award, based on the fair market value of the stock at such time, less the amount paid, if any, for the stock. If such election is made, no further tax is due at the time the restrictions lapse. To receive such treatment, the grantee must file an election with the Internal Revenue Service, under Section 83(b) of the Code, not later than 30 days after the restricted stock is issued. SMSC is entitled to a deduction for the restricted stock grant at the time and in the amount that the grantee recognizes income from issuance of the stock to the grantee, based on whether the grantee has made a Section 83(b) election, if SMSC complies with applicable reporting requirements.

    Optionees will not be taxed upon the grant of an option. At the time of exercise of an option other than an ISO, the optionee generally will realize ordinary income equal to the excess of the fair market value of the shares over the option price, SMSC will be entitled to a deduction in the same amount (provided applicable reporting requirements are met), and the shares so acquired will have a basis to the optionee equal to their fair market value. Upon the sale of a share so acquired, any gain or loss will result in a capital gain or loss measured by the difference between the optionee's basis and the amount realized on such sale, provided the share is a capital asset in the hands of the holder.

    At the time of exercise of an ISO, the optionee will realize no income and SMSC will not be entitled to any deduction. However, the optionee generally will have an item of adjustment, for purposes of calculating alternative minimum taxable income, equal to the excess of the fair market value of the shares at such time over the option price. Upon the sale of a share acquired pursuant to the exercise of an ISO, any gain or loss will result in a capital gain or capital loss (measured by the difference between the amount realized on such sale and the exercise price), provided the share sold is a capital asset in the hands of the holder. However, if at the time of sale or other disposition of such share, the optionee has held the share for less than one year, or less than two years have elapsed since the grant of the ISO (a "premature disposition"), a portion (or all) of any gain will be taxed at ordinary income rates at the time of the disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise

(or, if less, the amount realized upon disposition) over the option price, and SMSC will be entitled to a deduction in the same amount.

    If an optionee uses previously acquired shares of common stock to pay the exercise price of an option, the optionee will not ordinarily recognize any taxable income to the extent that the number of new shares of common stock received upon exercise of the option does not exceed the number of previously acquired shares so used. If non-recognition treatment applies to the payment for option shares with previously acquired shares, the tax basis of the option shares received without recognition of taxable income is the same as the basis of the shares surrendered as payment. If a greater number of shares of common stock is received upon exercise than the number of shares surrendered in payment of the option price, if an ISO is being exercised, such excess shares will have a zero basis in the hands of the optionee; if an option other than an ISO is being exercised, the optionee will be required to include in gross income (and SMSC will be entitled to deduct) an amount equal to the fair market value of the additional shares on the date the option is exercised less any cash paid for the shares, and the excess shares will have a basis equal to the fair market value of such shares on the exercise date.

    Moreover, if stock previously acquired by exercise of an ISO is transferred in connection with the exercise of an ISO, and if, at the time of such transfer, the stock so transferred has not been held for the holding period required in order to receive favorable treatment under the rules governing ISOs, then such transfer will be treated as a premature disposition. Accordingly, with respect to the shares so transferred, an optionee will recognize ordinary income under the rules governing a premature disposition discussed earlier in this section. Nonetheless, the shares acquired upon exercise can still qualify for ISO treatment, if all of the other ISO requirements are fulfilled.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2001 STOCK OPTION AND RESTRICTED STOCK PLAN.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    Subject to ratification by the stockholders, the board of directors has selected Arthur Andersen LLP as independent public accountants for SMSC for the fiscal year ending February 28, 2002. Arthur Andersen was the independent public accountant for SMSC for its fiscal year ended February 28, 2001. A representative of Arthur Andersen is expected to be present at the annual meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

    If the selection of Arthur Andersen is not ratified, or if prior to the next annual meeting of stockholders such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the board of directors, the board of directors will appoint other independent auditors whose selection for any period subsequent to the next annual meeting will be subject to stockholder ratification at such meeting.

AUDIT FEES

    The fees billed or expected to be billed by Arthur Andersen for professional services rendered for the audit of SMSC's annual financial statements for the fiscal year ended February 28, 2001 and the reviews of the financial statements included in SMSC's Quarterly Reports on Form 10-Q for the fiscal year totaled approximately $205,300.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Arthur Andersen did not perform any financial information systems design and implementation services for SMSC for the fiscal year ended February 28, 2001.

ALL OTHER FEES

    The aggregate fees billed or expected to be billed by Arthur Andersen for other services rendered to SMSC for the fiscal year ended February 28, 2001 totaled approximately $28,900.

    The Audit Committee has considered whether Arthur Andersen's provision of non-audit services to SMSC is compatible with maintaining Arthur Andersen's independence.

                               VOTING PROCEDURES

    Every stockholder of SMSC is entitled to cast, in person or by proxy, one vote for each share of SMSC common stock held at the close of business on May 17, 2001, the record date for the annual meeting. At that date, SMSC had outstanding 16,127,525 shares. The proxy hereby solicited is revocable at any time prior to its exercise in any manner permitted by law.

    The election of directors is decided by a plurality of the votes cast. A majority of the votes cast is required to approve each other matter to be acted on at the meeting. Abstentions and broker non-votes have no effect on the proposals being acted upon.

    The proxies named in the enclosed form of proxy or their substitutes will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face, and, where a choice is specified on the form of proxy, the shares will be voted in accordance with the specification so made.

                                    GENERAL

    The cost of preparing, assembling and mailing the proxy statement and related material will be borne by SMSC. In addition to soliciting proxies by mail, SMSC may make requests for proxies by telephone, facsimile transmission or messenger or by personal solicitation by officers, directors, or employees of SMSC, at nominal cost to SMSC, or by any one or more of the foregoing means. Georgeson Shareholder has been retained by SMSC to assist in the solicitation of proxies, for fees anticipated to aggregate approximately $5,000, plus reasonable out-of-pocket expenses. SMSC will reimburse brokerage firms and other nominees in accordance with the New York Stock Exchange schedule of charges for the cost of forwarding proxy material to beneficial owners of SMSC common stock.

                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

    Stockholder proposals intended for inclusion in the proxy statement for the next annual meeting must be received by SMSC by February 1, 2002 and should be sent to the Vice President and Controller, Standard Microsystems Corporation, 80 Arkay Drive, P.O. Box 18047, Hauppauge, New York 11788. The persons named on the form of proxy to be sent in connection with the solicitation of proxies on behalf of SMSC's board of directors for the next annual meeting will vote in their own discretion on any matter as to which SMSC shall not have received notice by April 25, 2002.

                                          By order of the Board of Directors,

                                          /s/ David C. Fischer
Dated: May 31, 2001

                                          DAVID C. FISCHER
                                          SECRETARY

   YOUR PROXY IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. PLEASE VOTE BY
                         PHONE, INTERNET OR MAIL TODAY.

                                                                       EXHIBIT A

                       STANDARD MICROSYSTEMS CORPORATION
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

    The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary mission is to:

    - Monitor the integrity of the Company's financial reporting process and systems of internal financial and accounting controls.

    - Monitor the independence and performance of the Company's independent auditors.

    - Provide an avenue of communication among the independent auditors, management and the Board of Directors.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

    The Audit Committee and its members shall meet the composition requirements of the National Association of Securities Dealers Marketplace Rule 4460(d)(2), through the following:

    - The Audit Committee shall be comprised of a minimum of three directors appointed annually by the Board of Directors, one of whom shall serve as the Committee Chairperson.

    - Each member shall be an independent, non-executive director, free from any relationship that would interfere with the exercise of his or her judgment.

    - All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements.

    - At least one Committee member shall have accounting or related financial management expertise. This member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual's financial sophistication.

    The Audit Committee shall meet at least four times per fiscal year, or more frequently as circumstances dictate. Formal minutes shall be recorded for all Audit Committee meetings.

    The Committee shall report to the Board concerning its activities at each full Board of Directors' meeting.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

MAINTENANCE OF CHARTER

    The Audit Committee shall review and reassess the adequacy of this charter annually.

FINANCIAL STATEMENT REVIEW

    The Committee shall review with financial management and the independent auditors, the Company's quarterly and annual financial results prior to the public release and/or filing of such results. This review should include a discussion of any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards No. 61.

ANNUAL AUDIT OVERSIGHT

    Before the commencement of the annual audit, the Audit Committee will meet with financial management and the independent auditors to review and approve the scope and fees of the annual audit.

    During or upon completion of the audit, the Audit Committee shall discuss with the independent auditors and management the independent auditors' judgment about the quality of the Company's accounting principles, as applied in the Company's financial reporting. As appropriate, the discussion shall cover the following:

    - The consistency of the Company's accounting policies and their application.

    - The clarity and completeness of the Company's financial statements.

    - Issues having a significant impact on the accounting information included in the financial statements, such as

       - changes in accounting policies;

       - estimates, judgments, and uncertainties;

       - unusual transactions; and

       - policies relating to significant financial statement items, including timing of transactions and periods in which recorded.

    - The auditors' observations regarding the Company's internal financial controls, choice of accounting principles, and management reporting systems, and any recommendations the independent auditors may have to improve such controls and systems.

INDEPENDENT AUDITORS

    The Audit Committee shall review the independence and performance of the independent auditors and recommend to the Board of Directors the annual appointment of the auditors, subject to shareholder approval, or approve any discharge of the auditors should circumstances so warrant. The independent auditors shall ultimately be accountable to the Committee and to the Board, as representatives of the Company's shareholders.

    The Audit Committee shall require the independent auditors, at least annually, to report, disclose and/or discuss the following:

    - In accordance with Independence Standards Board Standard No. 1, disclose to the Audit Committee, in writing, all relationships between the independent auditors and its related entities and the Company and its related entities that, in the independent auditors' professional judgment, may reasonably be thought to bear on independence.

    - Confirm in the letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

    - Discuss the auditors' independence with the Audit Committee.

AUDIT COMMITTEE REPORT

    The Audit Committee will prepare an annual report to shareholders, to be included in the Company's annual proxy statement, stating whether the Audit Committee has performed the following:

    - Reviewed and discussed the audited financial statements with management.

    - Discussed with the independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as it may be modified or supplemented.

    - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as it may be modified or supplemented, and has discussed with the independent auditors the independent auditors' independence.

    - Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

OTHER DUTIES

    The Committee shall perform any other activities consistent with its charter, the Company's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                       EXHIBIT B

                       STANDARD MICROSYSTEMS CORPORATION
                        2001 DIRECTOR STOCK OPTION PLAN

1.  PURPOSE

    The purpose of this 2001 Director Stock Option Plan (the "Plan") of Standard Microsystems Corporation (the "Company"), is to encourage ownership in the Company by outside directors of the Company whose services are considered essential to the Company's continued progress and thus to provide them with a further incentive to continue to serve as directors of the Company. The Plan is also intended to assist the Company through utilization of the incentives provided by the Plan to attract and retain experienced and qualified candidates to fill vacancies in the Board which may occur in the future.

2.  ADMINISTRATION

    The Plan will be administered by the Board of Directors (the "Board") of the Company. Subject to the express provisions of the Plan, the Board will have complete authority to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms and provisions of the respective option agreements (which need not be identical); and to make all other determinations necessary or advisable for the administration of the Plan. The Board's determinations on the matters referred to in this Section 2 will be conclusive.

3.  PARTICIPATION IN THE PLAN

    Each person who is now or shall become an incumbent director of the Company and who is not, while serving as director, an employee of the Company or any subsidiary of the Company, shall be eligible to participate in the Plan (an "Eligible Director"). A director of the Company shall not be deemed to be an employee of the Company solely by reason of the existence of a consulting contract between such director and the Company or any subsidiary thereof pursuant to which the director agrees to provide consulting services as an independent consultant to the Company or its subsidiaries on a regular or occasional basis for a stated consideration.

4.  STOCK SUBJECT TO THE PLAN

    The stock subject to the Plan shall consist of 250,000 shares of Common Stock, $.10 par value, of the Company ("Common Stock"). Such shares may, as the Board shall from time to time determine, be either authorized and unissued shares of Common Stock or issued shares of Common Stock which have been reacquired by the Company. If an option shall expire or terminate for any reason without having been exercised in full, the shares represented by the portion thereof not so exercised shall (unless the Plan shall have been terminated) become available for other options to be granted under the Plan.

5.  STOCK OPTIONS

    A. FORM OF OPTIONS. Each option granted under this Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreement shall comply with and be subject to the terms and conditions set forth in the Plan.

    B. VESTING OPTIONS. Any Eligible Director first elected at or after the 2001 Annual Meeting of Stockholders, upon such election, shall be granted under the Plan an option to purchase 36,000 shares of Common Stock. Any Eligible Director first elected before January 1, 2001 who shall not be eligible to receive a Current Service Option following the 2001 Annual Meeting of Stockholders shall receive, as of January 2, 2001, a Vesting Option to purchase 7,686 shares of Common Stock. Each option granted pursuant to this Section 5B (a "Vesting Option") shall become exercisable, to the extent of one-third of the number of shares granted, on the first anniversary of the date of grant, and cumulatively to the extent of an additional one-third, on each of the next two succeeding anniversaries, so that on the third anniversary of the date of grant, each Vesting Option granted to an Eligible Director shall be fully exercisable.

    C. CURRENT SERVICE OPTIONS. In addition to Vesting Options, immediately following each Annual Meeting of Stockholders, commencing with the 2001 Annual Meeting, each Eligible Director shall be granted under the Plan an option to purchase 12,000 shares of Common Stock ("Current Service Option"), which shall be fully vested upon the granting thereof and, subject to the provisions of Sections 5H, 10 and 12, shall be immediately exercisable. Notwithstanding anything else contained herein, no Eligible Director shall be granted a Current Service Option prior to the third annual meeting after he or she shall have become an Eligible Director.

    D. OPTION PRICE PER SHARE. All options granted hereunder shall be exercisable at a price per share equal to the fair market value (as hereinafter defined) of a share of Common Stock on the date of the grant. For purposes of the Plan, the term "fair market value" of a share of Common Stock shall mean, as of the date on which such fair market value is to be determined, the closing price of a share of Common Stock as reported in The Wall Street Journal (or a publication or reporting service deemed equivalent to The Wall Street Journal for such purpose by the Board) for the over-the-counter market or any national securities exchange and other securities market which at the time are included in the stock price quotations of such publication. If no such sale is so reported for such date, fair market value shall mean the average of the latest bid and asked prices so reported for such date. In the event that the Board shall determine such stock price quotation is not representative of fair market value, the Board may determine fair market value in such a manner as it shall deem appropriate under the circumstances.

    E. OPTIONS NONTRANSFERABLE. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by him or her. No option or interest therein may be transferred, assigned, pledged, or hypothecated by the optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment, or similar process.

    F. ACCELERATED VESTING. Notwithstanding the provisions hereof specifying the installments in which Vesting Options shall be exercisable, Vesting Options shall become exercisable in full (i) upon the retirement of the director in accordance with any mandatory retirement policy for members of the Board, which policy may be established by the Board, (ii) upon the total and permanent disability or death of the director, or (iii) if any of the following events shall occur: (a) the Company shall execute a definitive agreement to merge or consolidate with or into another corporation and the Company shall not be the surviving corporation in the merger (or shall become a subsidiary of any other corporation party to such merger agreement, unless such transaction shall involve no significant change in beneficial ownership of the Company) and the stockholders of the Company shall have approved the terms of such agreement;
(b) the Company shall enter into a definitive agreement to sell or otherwise dispose of all or substantially all of its assets and the stockholders of the Company shall have approved the terms of such agreement; or (c) any person or group shall acquire, or increase its ownership to, more than 33% of the Company's then outstanding voting stock.

    G. EXPIRATION OF OPTIONS. No option shall be exercisable after the expiration of the earlier of (i) ten years from the date when such option was granted or (ii) three years following (x) the retirement or resignation of the optionee as a director of the Company, (y) the failure of the optionee to be reelected a director of the Company, or (z) the total and permanent disability or death of the optionee.

    H. EXERCISE OF OPTIONS. Options may be exercised only by notice to the Company, accompanied by payment of the full purchase price for the shares as to which they are exercised. Such purchase price shall be paid in full upon any exercise of an option (i) by cash, including a personal check payable to the order of the Company or (ii) by delivering at fair market value, valued as of the close of the last trading day prior to delivery, Common Stock owned by the optionee, or (iii) by any combination of (i) and (ii). If the Company shall be advised that the exercise of an option is subject to any tax withholding, the Company may require, as a condition of exercise, that payment of the purchase price be accompanied by the applicable withholding amount, as determined by the Company.

    I. NONSTATUTORY OPTIONS. No option granted under the Plan shall constitute an "incentive stock option" as that term is defined in the Internal Revenue Code of 1986.

6.  MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS

    The Board shall have the power to modify, extend or renew outstanding options and authorize the grant of new options in substitution therefor, provided that such power may not be exercised in a manner which would (i) alter or impair any rights or obligations under any option previously granted without the written consent of the optionee or (ii) adversely affect the qualification of the Plan or any other stock-related plan of the Company under Rule 16b-3 under the Securities Exchange Act of 1934 or any successor provision.

7.  ASSIGNMENT

    The rights and benefits under this Plan may not be assigned and any attempted assignment of such rights and benefits shall be null and void.

8.  LIMITATION OF RIGHTS

    A. NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

    B. NO STOCKHOLDER'S RIGHTS FOR OPTIONEES. An optionee or his or her representative shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her or his or her representative of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

9.  CHANGES IN PRESENT STOCK

    In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Company's Common Stock, appropriate adjustment shall be made by the Board in the number and kind of shares which are or may become subject to options granted or to be granted hereunder and the per share option price to be paid therefor.

10. EFFECTIVE DATE AND DURATION OF THE PLAN

    Options shall be granted under the Plan, subject to its authorization and adoption by the stockholders of the Company, at any time or from time to time after its adoption by the Board of Directors, but no option shall be exercisable under the Plan until the Plan shall have been adopted and approved at the meeting of stockholders of the Company next following adoption of the Plan by the Board. If so adopted by stockholders, this Plan shall become effective as of October 17, 2000, the date of its adoption by the Board. In the event the Plan is not so adopted by stockholders, all options which may have been granted shall be null and void. The Plan shall terminate on October 16, 2010 (unless earlier discontinued by the Board), but such termination shall not affect the rights of the holder of any option outstanding on such date of termination.

11. AMENDMENT OF THE PLAN

    The Board may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that, without approval of the stockholders, no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the definition of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. Notwithstanding the preceding sentence, none of Sections 3, 5B, 5C, or 5D shall be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, federal securities laws or rules thereunder.

12. COMPLIANCE WITH LAW, ETC.

    Notwithstanding any other provision of this Plan or agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under this Plan prior to fulfillment of all of the following conditions:

    (i) Effectiveness of any registration or other qualification of such shares or of the Company under any state or federal law or regulation which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable; and

    (ii) Grant of any other consent, approval or permit from any state or federal governmental agency or securities exchange which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable.

13. NOTICE

    Any notice to the Company required by this Plan shall be in writing addressed to the General Counsel of the Company at its principal office, and shall be deemed delivered only when it is received by the General Counsel.

14. GOVERNING LAW

    This Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of New York and construed accordingly.

                                                                       EXHIBIT C

                  2001 STOCK OPTION AND RESTRICTED STOCK PLAN
                                       OF
                       STANDARD MICROSYSTEMS CORPORATION

1. PURPOSE OF THE PLAN

    The purpose of this Plan is to provide a method whereby present and future officers and key employees of, and individuals, excluding non-employee directors, who are consultants to, Standard Microsystems Corporation, a Delaware corporation (the "Company"), who are responsible for the management, growth and promotion of the business and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire capital stock ownership in the Company, thus increasing their proprietary interest in the business, or may be rewarded for outstanding performance, providing them with greater incentive, encouraging their continuance in the service of the Company and promoting the interests of the Company and all its stockholders. Accordingly, the Company will, from time to time, on or before April 4, 2011, grant (i) to such employees and consultants as may be selected in the manner hereinafter provided, options ("options") to purchase shares of Common Stock, $.10 par value, of the Company ("Common Stock") or (ii) to employees so selected awards of restricted Common Stock ("awards") subject to the conditions hereinafter provided.

2. ADMINISTRATION OF THE PLAN

    (a) This Plan will be administered by a Stock Option and Restricted Stock Committee (the "Committee") consisting of not fewer than two directors of the Company, who shall be appointed and serve at the pleasure of the Board of Directors (the "Board"). All members of the Committee shall be both "Non-Employee Directors" within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulations promulgated thereunder. The Committee shall have and may exercise all of the powers of the Board under the Plan, other than the power to appoint a director to committee membership. A majority of the Committee shall constitute a quorum, and acts of the majority of members present at any meeting at which a quorum is present shall be deemed the acts of the Committee. The Committee may also act by instrument signed by all members of the Committee.

    (b) The Committee shall have plenary authority in its discretion, subject to and consistent with the express provisions of the Plan, to direct the grants of options; to determine the numbers of shares of Common Stock covered by each option or award, the purchase price of the Common Stock covered by each option, the individuals to whom and the time or times at which, options or awards shall be granted or options may be exercised; to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, such rules and regulations as it shall deem advisable so that transactions involving options or awards may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Exchange Act; to determine the terms and provisions of, and to cause the Company to enter into, agreements with optionees in connection with options or employees in connection with awards that may be granted under the Plan ("Agreements"), which Agreements may vary from one another, as the Committee shall deem appropriate; to amend any such Agreement from time to time, with the consent of the optionee or awardee; and to make all other determinations the Committee may deem necessary or advisable for the administration of the Plan.

    (c) Each option under this Plan shall be deemed to have been granted when the determination of the Committee with respect to such option is made. Once an option has been granted, all conditions and requirements of this Plan with respect to such option shall be deemed to be conditions upon the exercise of the option but not upon the grant thereof.

    (d) Every action, decision, interpretation or determination by the Committee or the Board with respect to the application or administration of this Plan shall be final and binding upon the Company and each person holding or claiming any right or interest pursuant to any option or award granted under this Plan.

3. STOCK SUBJECT TO THIS PLAN

    (a) The shares to be issued upon exercise of options or constituting awards granted under this Plan shall be made available, at the discretion of the Board, either from the authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares of Common Stock for which options and awards may be granted under this Plan shall not exceed 1,500,000. The maximum number of shares that may be subject to options granted to any one individual within one fiscal year shall be 120,000. Such aggregate numbers shall be subject to adjustment as provided in paragraph 12. If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, or if any Common Stock subject to an award shall be forfeited, the unpurchased or forfeited shares shall (unless this Plan shall have been terminated) become available for grant of options or awards to other individuals.

    (b) In the discretion of the Board, but subject to the provisions of the Plan and Section 422 of the Code, options granted to employees may, at the time of grant, be designated as incentive stock options ("ISOs") with the attendant tax benefits provided under Sections 421 and 422 of the Code. The aggregate fair market value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company), may not exceed $100,000.

    (c) An employee to whom an award has been made shall have, after delivery to him of, or after notification that there is being held in custody for him, a certificate or certificates for the number of shares of Common Stock awarded, absolute ownership of such shares including the right to vote the same and to receive dividends thereon, subject however, to the terms, conditions and restrictions described in this Plan and in any Agreement relating to the award.

4. ELIGIBILITY OF OPTIONEES AND AWARDEES

    (a) Options or awards may be granted only to salaried employees (including officers) of, and individuals who are consultants to, the Company. In determining to whom an option or award shall be granted and the number of shares to be covered by any Agreement, the Committee shall take into account the duties of the individual, the present and potential contributions of the individual to the success of the Company, the number of years of service remaining before the anticipated retirement of the individual, and other factors deemed relevant by the Committee in connection with accomplishing the purpose of this Plan.

    (b) An individual who has been granted an option or award of restricted stock under this Plan or otherwise may, if the Committee shall so determine, be granted one or more additional options or awards.

5. OPTION PRICE

    (a) The purchase price per share of Common Stock under each option shall be established by the Committee, but shall not be less than the fair market value (as hereinafter defined) of a share of Common Stock on the date such option is granted.

    (b) In the case of an individual who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of the

Common Stock covered by any ISO shall in no event be less than 110% of the fair market value of the Common Stock on the date such ISO is granted.

6. RESTRICTIONS

    (a) No option granted under this Plan shall be transferable by the grantee, either voluntarily or by operation of law, otherwise than by last will and testament or by laws of descent and distribution, and such option shall be exercised during the lifetime of the grantee, only by the grantee, or by his or her guardian or legal representative.

    (b) Until the restrictions set forth in this paragraph 6(b) shall lapse pursuant to paragraph 6(c) or 6(d), shares of Common Stock awarded to an employee pursuant to an award:

        (i) shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, and

        (ii) shall, if delivered to or to the order of the employee, be returned to the Company forthwith, and all rights of the employee to such shares shall immediately terminate without any payment of consideration by the Company, if the employee's continuous employment with the Company or any of its subsidiaries shall terminate for any reason, except as provided in paragraph 6(d); provided, however, that the Board of Directors shall have the right to waive such forfeiture, in whole or in part, and in connection with such waiver to impose any terms or restrictions on the continued ownership of such shares by the employee under the Plan. If the employee's interests in the shares of Common Stock granted, pursuant to an award shall be terminated pursuant to this clause (ii), the employee shall forthwith deliver to the Secretary or any Assistant Secretary of the Company the certificates for shares of Common Stock so terminated, accompanied by such instrument of transfer as may be required by the Secretary or any Assistant Secretary of the Company.

    (c) Unless the Committee shall fix a different schedule in an Agreement relating to an award, except as set forth in paragraph 6(d), the restrictions set forth in paragraph 6(b) hereof shall lapse to the extent of 25% of the shares covered by an award on each of the first and second anniversaries of the date of grant of the award and as to the remaining 50% on the third anniversary of the date of grant.

    (d) Any provision of paragraph 6(b) hereof to the contrary notwithstanding, if an employee who has been in the continuous employment of the Company or of any subsidiary since the date on which an award was granted to him shall, while in such employment, die, terminate employment by reason of disability as defined in this paragraph 6(d), or attain age 65 and any of such events shall occur more than one year after the date on which an award shall have been granted to him, then the restrictions set forth in paragraph 6(b) hereof shall lapse, as to all shares of Common Stock awarded to such employee pursuant to such award, on the date of such event. As used in this paragraph 6(d) the term "disability" shall mean a condition that the Committee determines has rendered an employee substantially unable to perform the duties of his regular occupation.

    (e) Each employee granted a restricted stock award shall agree that, subject to the provisions of paragraph 6(f).

        (i) no later than the date of the lapse of the restrictions mentioned in paragraph 6(b) hereof and in any Agreement respecting the award, the employee will pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local withholding taxes of any kind required by law to be paid by the Company or its subsidiaries with respect to the shares of Common Stock subject to the award, and

        (ii) the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the employee any federal, state or local taxes of any kind required by law to be withheld with respect to the shares of Common Stock subject to the award.

    (f) If an employee granted an award properly files with the Internal Revenue Service a written election within 30 days of the date of grant, to include in gross income for federal income tax purposes an amount equal to the fair market value of the shares of Common Stock awarded on the date of grant, the employee shall make arrangements satisfactory to the Committee to pay in the year of such grant any federal, state or local withholding taxes required to be paid by the Company or its subsidiaries with respect to such shares. If the employee shall fail to make such payments, the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the employee any federal, state or local taxes of any kind required by law to be withheld with respect to such shares of Common Stock.

    (g) Certificates evidencing shares of Common Stock subject to awards shall bear an appropriate legend referring to the terms, conditions, and restrictions described in the Plan and in any Agreement relating to the award. Any attempt to dispose of any such shares of Common Stock in contravention of the terms, conditions and restrictions described in the Plan or any related Agreement shall be ineffective. The shares acquired, together with stock powers (if required by the Company) or other instruments of transfer appropriately endorsed in blank by the employee, shall be held by the Company, for the use and benefit and subject to the rights of such employee as owner thereof. After the lapse of all restrictions with respect to particular shares, the Company shall deliver the certificates for such shares held by the Company to the employee concerned.

7. EXERCISE OF OPTION

    (a) Each option granted under this Plan shall by its terms expire not later than ten years from the date on which it was granted.

    (b) Unless the Committee shall fix a different schedule at the time a particular option is granted, each option granted under this Plan shall become exercisable, to the extent of one-quarter of the aggregate number of shares optioned thereby, one year after the date of grant and, cumulatively, to the extent of an additional one-quarter, at the expiration of each year thereafter, so that, four years after the date of grant, each option shall be fully exercisable, subject to the provisions set forth elsewhere in the Plan. Notwithstanding the foregoing, the Committee may declare any outstanding option immediately and fully exercisable (but in no event prior to the first anniversary of the date of grant).

    (c) A person electing to exercise an option shall give written notice to the Company of such election and of the number of shares he or she has elected to purchase; provided that no option may be exercised as to fewer than 100 shares unless it is then exercised as to all of the shares then purchasable thereunder. Such notice shall be accompanied by payment to the Company of the full purchase price in cash; provided that, unless otherwise determined by the Committee, the purchase price may be paid in whole or in part, by surrender or delivery to the Company of Common Stock of the Company having a fair market value on the date of exercise equal to the portion of the purchase price being so paid. In addition, an employee shall, upon notification of the amount due and prior to or concurrently with delivery to the employee of a certificate representing such shares, pay, in cash, any amount necessary to satisfy federal, state and local tax requirements.

    (d) No person shall have the rights of a stockholder with respect to shares covered by an option until such person becomes the holder of record of such shares.

    (e) Except as provided in paragraph 8 or paragraph 9, no option granted to an employee may be exercised, unless, at the time of exercise, the optionee is an employee of the Company. Options granted under the Plan to an employee shall not be affected by any change of duties or position so long as the optionee continues to be an employee of the Company.

    (f) Notwithstanding any other provision of this Plan, the Company shall not be required to issue or deliver any share of stock upon the exercise of an option prior to (a) the admission of such share to listing on any stock exchange or automated quotation system on which the Company's Common Stock may then be listed and (b) the completion of such registration or other qualification of such share under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable.

8. TERMINATION OF OPTIONEE'S RELATIONSHIP TO THE COMPANY

    (a) In the case of an option granted to an employee of the Company, if the optionee shall cease to be an employee of the Company, other than by reason of death or permanent and total disability, any option held by such optionee may be exercised (to the extent that the optionee was entitled to exercise such option at the termination of such employment) at any time within three months after such termination, but not later than the expiration date of such option; provided, however, that any option held by an employee whose employment shall be terminated by the Company for cause shall, to the extent not theretofore exercised, forthwith terminate.

    (b) Notwithstanding the provisions of paragraph 7 specifying the installments in which an option shall be exercisable, in the case of an option granted to an employee of the Company, upon an optionee's actual retirement at age 65 or thereafter, the option shall be exercisable (within the time periods set forth in paragraph 8(a)) as to all shares of Common Stock remaining subject to the option.

    (c) Any Agreement may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates for purposes of the Plan (which provisions may allow periods of consultancy to be treated as periods of employment) and the effect of leaves of absence, which provisions may vary from one another.

    (d) In the case of an option granted to an individual who is a consultant to, and not an employee of the Company, the option agreement shall specify the impact, if any, that a termination of the optionee's consultancy relationship with the Company shall have on the exercisability of the option.

    (e) Nothing in the Plan or in any Agreement shall confer upon any employee or consultant any right to continue in the employ or consultancy of the Company or affect the right of the Company to terminate such employment or consultancy relationship at any time for any reason, or for no reason.

9. DEATH OR DISABILITY OF OPTIONEE

    Notwithstanding the provisions of paragraph 7 specifying installments in which an option shall be exercisable, if an optionee shall die or become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code, while he or she is employed by the Company or within three months after the termination of his or her employment (other than termination by the Company for cause or voluntarily on the part of the optionee and without the consent of the Company), such option may be exercised, as to all shares of Common Stock remaining subject to the option, within the later to occur of (a) three months after the termination of the optionee's employment or (b) thirty days after the appointment of a legal representative or guardian, but in no case more than one year after termination of employment and in no case after the original expiration date of the option.

10. AMENDMENTS TO THE PLAN

    The Board may at any time terminate or from time to time modify, amend or suspend this Plan, including any amendment for the purpose of complying with or securing the benefit of any change in the Exchange Act or the Code or any regulation adopted under either; provided that no such modification without the approval of stockholders shall increase the aggregate number of shares subject hereto, permit the granting of options at an option price less than 100% of the fair market value of the Common Stock at the date of the grant, reduce the exercise price of outstanding options (except pursuant to paragraph 12), extend the period during which options or awards or granted, extend the period during which options may be exercised, or otherwise materially increase the benefits accruing to optionees or awardees under this

Plan or materially modify the requirements as to eligibility of optionees or awardees under this Plan, except that any increase, reduction or change that may result from any adjustment authorized by paragraph 12 or any modification based on any revision to the Code or any regulation promulgated thereunder (to the extent permitted by the Code or the Internal Revenue Service) shall not require such approval. No suspension, termination, modification or amendment of the Plan may, without the consent of the individual to whom an option or award of restricted stock shall theretofore have been granted, adversely affect the rights of such individual under such option or award of restricted stock.

11. GRANTING OF OPTIONS AND AWARDS

    (a) The grant of any option pursuant to the Plan shall be entirely in the discretion of the Committee, and nothing in the Plan shall be construed to confer on any officer, employee, or consultant any right to receive any option or award under the Plan.

    (b) Subject to the terms, conditions and restrictions of the Plan, the Committee shall, in its sole discretion, select from among the key employees of the Company and its subsidiaries those employees to whom awards are to be granted. The Committee shall also have power to determine (i) whether awards are to be made, (ii) the number of shares of Common Stock covered by each award,
(iii) the time or times when restricted stock awards will be made, and (iv) in accordance with paragraph 6, the restrictions applicable to shares of Common Stock awarded pursuant to restricted stock awards.

    (c) The grant of an option or award pursuant to the Plan shall not constitute an agreement or an understanding, express or implied, to employ the optionee or awardee for any specified period.

12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    (a) The Board may at any time make such provision as it shall consider appropriate for the adjustment of the number and class of shares covered by each option or award and the price as to which an option shall be exercisable, in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, split-up, reorganization, liquidation, and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares as to which options and awards may be granted under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. No adjustment shall be made in the requirements set forth in paragraph 7 with respect to the minimum number of shares that must be purchased upon any exercise of an option.

    (b) In the event (i) of a dissolution, liquidation, merger or consolidation of the Company or (ii) of a sale of all or substantially all of the assets of the Company or the sale of substantially all of the assets or stock of a subsidiary of which an optionee or awardee is then an employee, or (iii) a change in control (as hereinafter defined) of the Company has occurred or is about to occur, then, the Board may determine that each option under the Plan, if such event shall occur with respect to the Company, or each option granted to an employee or consultant of such subsidiary, shall become immediately and fully exercisable or that restrictions on shares subject to any award shall immediately lapse.

13. EFFECTIVE DATE OF THE PLAN

    Options or awards may be granted under the Plan, subject to its authorization and adoption by the stockholders of the Company, at any time or from time to time after its adoption by the Board, but no option shall be exercised under this Plan until this Plan shall have been authorized and adopted at a meeting of stockholders of the Company. If so adopted by stockholders, this Plan shall become effective as of April 4, 2001, the date of its adoption by the Board of Directors.

14. SEVERABILITY

    In the event that any one or more provisions of the Plan or any Agreement, or any action taken pursuant to the Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Plan or of such or any other Agreement, but in such particular jurisdiction and instance the Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or as if the action in question had not been taken thereunder.

15. EFFECT ON PRIOR OPTION PLANS

    The adoption of the 2001 Plan shall have no effect on outstanding options or awards granted by the Company under any other plan.

16. CERTAIN DEFINITIONS

    (a) The terms "parent" and "subsidiary" shall have the meanings respectively, of "parent corporation" and "subsidiary corporation" as set forth in Sections 424(e) and (f) of the Code, respectively.

    (b) The term "fair market value" of a share of Common Stock shall mean, as of the date on which such fair market value is to be determined, the closing price (or the average of the latest bid and asked prices) of a share of Common Stock as reported in The Wall Street Journal (or a publication or reporting service deemed equivalent to The Wall Street Journal for such purpose by the Board or the Committee) for the over-the-counter market or any national securities exchanges and other securities markets which at the time are included in the stock price quotations of such publication. In the event that the Board or the Committee shall determine such stock price quotation is not representative of fair market value, the Board or the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances.

    (c) The term "termination of employment for cause" or words to like effect shall mean termination by the Company of the employment of the optionee by reason of the optionee's (i) willful refusal to perform his or her obligations to the Company, (ii) willful misconduct, contrary to the interests of the Company, or (iii) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise. In the event of any dispute whether a termination for cause has occurred, the Board may by resolution resolve such dispute and such resolution shall be final and conclusive on all parties.

    (d) The term "Company" shall include any parent or subsidiary of the Company.

    (e) The term "change in control" shall mean an event or series of events that would be required to be described as a change in control of the Company on Form 8-K promulgated under the Exchange Act. The determination whether and when a change in control has occurred or is about to occur shall be made by vote of a majority of the Non-Employee Directors who shall have constituted the Board immediately prior to the occurrence of the event or series of events constituting such change in control.

                                                  STANDARD MICROSYSTEMS CORPORATION

                                       PROXY - ANNUAL MEETING OF STOCKHOLDERS - JULY 11, 2001

      STEVEN J. BILODEAU and GEORGE W. HOUSEWEART, and each of them, each with full power of substitution, hereby are authorized to vote, by a majority of those or their substitutes present and acting at the meeting, or, if only one shall be present and acting, then that one, all of the shares of Standard Microsystems Corporation that the undersigned would be entitled, if personally present, to vote at the 2001 annual meeting of stockholders, and at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth on the reverse side hereof and in the notice of annual meeting.

                               PLEASE DATE AND SIGN THIS PROXY ON THE REVERSE SIDE, AND MAIL IT IN THE
                            ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                        (CONTINUED AND TO BE DATED AND SIGNED ON OTHER SIDE)









                                                  PLEASE DATE, SIGN AND MAIL YOUR
                                                PROXY CARD BACK AS SOON AS POSSIBLE!

                                                   ANNUAL MEETING OF STOCKHOLDERS
                                                  STANDARD MICROSYSTEMS CORPORATION

                                                            JULY 11, 2001






                                            Please Detach and Mail in the Envelope Provided

------------------------------------------------------------------------------------------------------------------------------------

  |   | PLEASE MARK YOUR
A | X | VOTES AS IN THIS
  |   | EXAMPLE.


                      FOR               WITHHOLD
                 ALL NOMINEES           AUTHORITY
             (except as marked to    to vote for all                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3,
                 the contrary)       nominees listed                4 AND 5.
                                                                                                           FOR    AGAINST    ABSTAIN
  1.  ELECTION        |_|                   |_|                           2.  ADOPTION AND APPROVAL OF
      OF                                                                      AMENDMENTS TO THE PLAN FOR   |_|      |_|        |_|
      DIRECTORS                                                               DEFERRED COMPENSATION IN
                                                                              COMMON STOCK FOR OUTSIDE
  NOMINEES: James R. Barrett, Andrew M. Caggia.                               DIRECTORS.
  Ivan T. Frisch
                                                                          3.  ADOPTION AND APPROVAL OF THE |_|      |_|        |_|
  INSTRUCTION: To withhold authority to vote for any individual               2001 DIRECTOR STOCK OPTION
  nominee, write that nominee's name in the space provided                    PLAN.
  below.
  -------------------------------------------------------------           4.  ADOPTION AND APPROVAL OF THE |_|      |_|        |_|
                                                                              2001 STOCK OPTION AND
                                                                              RESTRICTED STOCK PLAN.

                                                                          5.  SELECTION OF ARTHUR ANDERSEN |_|      |_|        |_|
                                                                              LLP AS INDEPENDENT PUBLIC
                                                                              ACCOUNTANTS.

                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD of
                                                                          DIRECTORS. UNLESS OTHERWISE PROPERLY MARKED, THIS PROXY
                                                                          WILL BE VOTED FOR PROPOSALS 1, 2, S, 4 AND 5, AS
                                                                          RECOMMENDED BY THE BOARD of DIRECTORS.

                                                                          PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.


Signature ______________________________________ Signature ______________________________________ Date ___________________, 2001

NOTE: (Please sign exactly as your name appears hereon If the named holder is a corporation, partnership or other association, please sign its name, and add your own name and title. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If shares are held jointly, EACH holder should sign.)



                                                  ANNUAL MEETING of STOCKHOLDERS of

                                                  STANDARD MICROSYSTEMS CORPORATION

                                                            July 11, 2001

                                                      -------------------------
                                                      PROXY VOTING INSTRUCTIONS
                                                      -------------------------

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.


TO VOTE BY INTERNET
-------------------
Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.


                                  ------------------------------
YOUR CONTROL NUMBER IS  ---------|                              |
                                  ------------------------------


                                  To Vote By Mail, Please Detach and Mail in the Envelope Provided

------------------------------------------------------------------------------------------------------------------------------------

  |   | PLEASE MARK YOUR
A | X | VOTES AS IN THIS
  |   | EXAMPLE.


                      FOR               WITHHOLD
                 ALL NOMINEES           AUTHORITY
             (except as marked to    to vote for all                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3,
                 the contrary)       nominees listed                4 AND 5.
                                                                                                           FOR    AGAINST    ABSTAIN
  1.  ELECTION        |_|                   |_|                           2.  ADOPTION AND APPROVAL OF
      OF                                                                      AMENDMENTS TO THE PLAN FOR   |_|      |_|        |_|
      DIRECTORS                                                               DEFERRED COMPENSATION IN
                                                                              COMMON STOCK FOR OUTSIDE
  NOMINEES: James R. Barrett, Andrew M. Caggia.                               DIRECTORS.
  Ivan T. Frisch
                                                                          3.  ADOPTION AND APPROVAL OF THE |_|      |_|        |_|
  INSTRUCTION: To withhold authority to vote for any individual               2001 DIRECTOR STOCK OPTION
  nominee, write that nominee's name in the space provided                    PLAN.
  below.
  -------------------------------------------------------------           4.  ADOPTION AND APPROVAL OF THE |_|      |_|        |_|
                                                                              2001 STOCK OPTION AND
                                                                              RESTRICTED STOCK PLAN.

                                                                          5.  SELECTION OF ARTHUR ANDERSEN |_|      |_|        |_|
                                                                              LLP AS INDEPENDENT PUBLIC
                                                                              ACCOUNTANTS.

                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD of
                                                                          DIRECTORS. UNLESS OTHERWISE PROPERLY MARKED, THIS PROXY
                                                                          WILL BE VOTED FOR PROPOSALS 1, 2, S, 4 AND 5, AS
                                                                          RECOMMENDED BY THE BOARD of DIRECTORS.

                                                                          PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.


Signature ______________________________________ Signature ______________________________________ Date ___________________, 2001

NOTE: (Please sign exactly as your name appears hereon If the named holder is a corporation, partnership or other association, please sign its name, and add your own name and title. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If shares are held jointly, EACH holder should sign.)